NON-COMPETITION AGREEMENT

This Non-Competition Agreement ("Agreement") is being entered into this 30th day of September, 2000 by and among PLM International, Inc., a Delaware corporation, PLM Rental, Inc, a Delaware corporation, PLM Transportation Equipment Corp., a California corporation, TEC AcquiSub, Inc., a California corporation, and PLM Financial Services, Inc., a Delaware corporation, as the manager of and on behalf of Professional Lease Management Income Fund I, L.L.C., a California limited liability company ("LLC"), and as general partner for and on behalf of PLM Equipment Growth Fund, PLM Equipment Growth Fund II, PLM Equipment Growth Fund III, PLM Equipment Growth Fund IV, PLM Equipment Growth Fund V, PLM Equipment Growth Fund VI, and PLM Equipment Growth and Income Fund VII, each a California limited partnership (collectively, "Seller"), and Marubeni America Corporation, a New York corporation ("Buyer"), and is made with reference to the following facts:

         A. Pursuant to that certain Asset Purchase Agreement (the "Purchase Agreement"), dated as of May 24, 2000, between PLM, PLM Rental, PLM TEC, TEC and Buyer, as well as the Partnerships Asset Purchase Agreement, between the Partnerships and Buyer, Buyer has agreed to purchase from Seller and Partnerships certain assets and goodwill as described in Section 3.18 of the Purchase Agreement (the "Acquisition"), and Buyer seeks to protect such assets and goodwill; and

         B. Seller has had access to business secrets and confidential information of the Business, which are proprietary to the Business. The use of such business secrets and confidential information of the Business by any of the Business's competitors would be irreparably damaging to the Business. It would be extremely difficult for Seller to become affiliated with those entities engaged in the activities described in Section 1 below without making unlawful use of such business secrets and confidential information, since the business secrets and confidential information would be immediately applicable to and of great value to the businesses of those entities. Any such use of the business secrets and confidential information of the business would materially and adversely impact the value of the Business purchased by Buyer through the Acquisition.


         C. As an inducement to Buyer to acquire the Business via the Acquisition, each Seller has agreed to preserve and protect the goodwill, business secrets and confidential information of the Business by agreeing to the covenants set forth below.


         D. Each Seller acknowledges and agrees that the Business presently carries on business in all cities, counties and countries identified in the Specified Region (as defined in Schedule A).


         In view of the foregoing and for good and valuable consideration, receipt of which is hereby acknowledged, each Seller covenants and agrees with Buyer as follows:

          1. ACTIVITIES SUBJECT TO AGREEMENT. For the Covenant Period (as defined in Section 2), each Seller will refrain, within the Specified Region, from (a) engaging in any competitive activity with any refrigerated and dry van over-the-road trailer leasing operations (excluding intermodal trailers), (b) soliciting for employment, or recommending for employment (other than by Buyer) any New Hire, or (c) diverting or attempting to divert from Buyer or any affiliate of Buyer any business of any kind in which the Business is engaged, including, without limitation, the solicitation of or interference with any suppliers, contractors or customers. Notwithstanding the foregoing, it shall not be a breach of this Agreement for Seller to own, as a passive investment, not more than five percent (5%) of the outstanding stock of any corporation having securities listed on the New York Stock Exchange, the American Stock Exchange, or traded on NASDAQ, that carries on activities prohibited to Seller hereunder and the foregoing provisions shall (x) with respect to the Partnerships and PLM FSI, not restrict any such Seller from owning Equipment which is leased to or managed by a third party who is not an Affiliate of any such Seller or PLM FSI, so long as such Seller or PLM FSI are not involved in the day to day use, operation, rental or maintenance of such Equipment, and (y) with respect to each Seller, not restrict Seller from being acquired by any other person or entity that prior to the date of such acquisition is already engaged in an activity that is competitive with the trailer leasing operations that are the subject of the Purchase Agreement and the Partnerships Asset Purchase Agreement, and which after the date of such acquisition without use of any name including the word PLM may engage in an activity that is competitive with any trailer leasing operations that are the subject of the Purchase Agreement and the Partnerships Asset Purchase Agreement.

          2. COVENANT PERIOD. The Covenant Period shall automatically terminate if neither Buyer nor any division, subsidiary or affiliate of Buyer nor any successor or assignee of Buyer nor any other person deriving title to the goodwill of the Business, carries on the business formerly conducted by the Business or any trailer leasing operations in the Specified Region. Subject to the foregoing sentence, the Covenant Period shall extend for a period not longer than five (5) years from the Closing Date. Buyer and Seller agree that the Covenant Period as described above is reasonable and is necessary to protect the value of the Business that Buyer is purchasing via the Acquisition. In the event that, contrary to the intent of the parties, a court should determine that the covenants of Seller herein may not be enforced throughout the full length of the Covenant Period, the parties agree that the Covenant Period shall be deemed amended to the longest period (not exceeding that set forth in this Section 2) that is permissible.


          3. SPECIFIED REGION. Carrying on a business within the Specified Region shall include, without limitation, any of the following: maintaining office, manufacturing, assembly, distribution, research, design, sales or other facilities within the Specified Region, soliciting sales within or into the Specified Region, or obtaining supplies, materials or services within or from the Specified Region. Each Seller acknowledges that the Business has been carried on throughout the Specified Region.


          4. ASSIGNMENT BY BUYER. In the future, Buyer may choose to assign all or substantially all of the assets of the Business to some other affiliate of Buyer. It is the parties' intention that those covenants of Seller shall inure to the benefit of the Buyer, any affiliate of Buyer, or any other person or entity that may succeed to the Business (acquired by Buyer under the Purchase Agreement and the Partnerships Asset Purchase Agreement) with the same force and effect as if these covenants were made directly with such successor. The parties agree that the covenants of Seller contained herein may be assigned by Buyer to any person or entity to whom may be transferred the Business of the Buyer by sale of stock, sale of assets, merger, consolidation or otherwise.


          5. REMEDY FOR BREACH. The parties agree that, in the event of breach or threatened breach of Seller's covenants herein, the damage or imminent damage to the value and the goodwill of the Business will be irreparable and extremely difficult to estimate, making any remedy at law, in equity or in damages inadequate. Accordingly, the parties agree that Buyer and its affiliates shall be entitled to injunctive relief against Seller in the event of any breach or threatened breach of any of such covenants by Seller, in addition to any other relief (including money damages) available to the Buyer under this Agreement, under law or in equity. Seller agrees that the remedy at law or in equity for any breach by Seller of this Agreement will be inadequate and that Buyer and its affiliates shall be entitled to injunctive relief.


          6. SEVERABILITY. It is the understanding of the parties that the scope of the covenants contained herein, including as to time, geographic area and activities covered, are necessary to protect the reasonable expectations of Buyer in connection with its acquisition of the Business and the goodwill that is a part of the Business acquired pursuant to the Purchase Agreement and the Partnerships Asset Purchase Agreement. It is the parties' intention that these covenants be enforced to the greatest extent in time, area, and activities covered as is permitted by the law or in equity. The parties intend that the unenforceability or invalidity of any term or provision of this Agreement shall not render any other term or provision contained herein unenforceable or invalid. If the business activities, period of time or geographical area covered by this Agreement shall be deemed too extensive, then the parties intend that this Agreement be construed to cover the maximum scope of business activities, period of time and geographical area (not exceeding those specifically set forth herein) as may be permissible under applicable law or in equity.


          7. SEVERAL LIABILITY AND JOINT AND SEVERAL LIABILITY. Each Seller is severally liable for its obligations under this Agreement. In addition, each of PLM, PLM Rental, PLM TEC and TEC (the "Corporate Sellers") are jointly and severally liable for its obligations as well as the obligations of each of the other Corporate Seller's obligations under this Agreement. PLM is jointly and severally liable for its obligations as well as the obligations of each of the other Seller's obligations under this Agreement; provided, however, that, with respect to the Partnerships, PLM's liability for the obligations of any given Partnership shall cease as of the day on which such Partnership ceases to have PLM or any of PLM's direct or indirect subsidiaries as a general partner of the Partnership or, in the case of LLC, as the manager.

          8. DEFINITION. Capitalized terms used and not otherwise defined in this Agreement (including the schedules hereto) shall have the respective meanings assigned to such terms in the Purchase Agreement.



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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, all as of the day and year first above written.

                                             MARUBENI AMERICA CORPORATION


                                            By: /s/ Toru Nishimi
                                                Name:  Toru Nishimi
                                                Title:  SVP


                                             PLM INTERNATIONAL, INC.


                                            By: /s/ Susan Santo
                                                Name:  Susan Santo
                                                Title:  VP


                                            PLM RENTAL, INC.
                                            d/b/a PLM TRAILER LEASING


                                            By: /s/ Susan Santo
                                                Name:  Susan Santo
                                                Title:  VP



                                            PLM TRANSPORTATION EQUIPMENT CORP.


                                            By: /s/ Susan Santo
                                                Name:  Susan Santo
                                                Title:  VP


                                            TEC ACQUISUB, INC.


                                            By  /s/ Susan Santo
                                                Name:  Susan Santo
                                                Title:  VP



                                            PLM FINANCIAL SERVICES, INC.


                                            By: /s/ Susan Santo
                                                Name:  Susan Santo
                                                Title:  VP



                                             PROFESSIONAL LEASE MANAGEMENT
                                             INCOME FUND, LLC
                                             By:  PLM Financial Services, Inc.

                                             By: /s/ Susan Santo
                                             Name: Susan Santo
                                             Title:  Its Sole Manager


                                             PLM EQUIPMENT GROWTH FUND
                                             By:  PLM Financial Services, Inc.

                                             By:   /s/ Susan Santo
                                             Name: Susan Santo
                                             Title:  Its General Partner


                                             PLM EQUIPMENT GROWTH FUND II
                                             By:   PLM Financial Services, Inc.

                                             By:   /s/ Susan Santo
                                             Name: Susan Santo
                                             Title:  Its General Partner


                                             PLM EQUIPMENT GROWTH FUND III
                                             By:   PLM Financial Services, Inc.

                                             By:   /s/ Susan Santo
                                             Name: Susan Santo
                                             Title:  Its General Partner


                                             PLM EQUIPMENT GROWTH FUND IV
                                             By:   PLM Financial Services, Inc.

                                             By:   /s/ Susan Santo
                                             Name: Susan Santo
                                             Title:  Its General Partner


                                             PLM EQUIPMENT GROWTH FUND V
                                             By:   PLM Financial Services, Inc.

                                             By:   /s/ Susan Santo
                                             Name: Susan Santo
                                             Title:  Its General Partner


                                             PLM EQUIPMENT GROWTH FUND VI
                                             By:   PLM Financial Services, Inc.

                                             By:   \s\ Susan Santo
                                             Name: Susan Santo
                                             Title:  Its General Partner


                                             PLM EQUIPMENT GROWTH AND INCOME
                                             FUND VII
                                             By:   PLM Financial Services, Inc.

                                             By:   \s/ Susan Santo
                                             Name: Susan Santo
                                             Title:  Its General Partner

                                   SCHEDULE A




                                SPECIFIED REGION




         Anywhere in the world that the Business presently carries on or has carried on its operations. Without prejudice to the foregoing, it is hereby expressly acknowledged and agreed by Seller that the Business presently carries on or has carried on its operations in each of the 58 counties of the State of California and all of the other 49 states and the District of Columbia of the U.S.A..

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